SUPPLEMENT

DATED DECEMBER 10, 2008

TO THE

CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS

DATED MARCH 1, 2008

FOR THE HARTFORD MUTUAL FUNDS (THE “PROSPECTUS”)

The Prospectus referenced above is revised as follows:

The Hartford MidCap Fund

Effective December 15, 2008, The Hartford MidCap Fund Class A, Class B and Class C shares are now opened to investors.  The introductory language for The Hartford MidCap Fund is deleted in its entirety.

The Adviser reserves the right to impose purchase and/or exchange restrictions at any time should it believe further growth in assets could result in capacity constraints or would not be in the best interest of shareholders.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.